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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Pinnacle Financial Partners, Inc.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                Tennessee                                   62-182853
-------------------------------------------            -------------------
  (State of incorporation or organization)              (I.R.S. employer
                                                       identification no.)


3401 West End Avenue, Suite 306, Nashville, Tennessee            37203
-----------------------------------------------------        -------------
  (Address of principal executive offices)                     (zip code)


  If this form relates to the             If this form relates to the
  registration of a class of              registration of a class of
  securities pursuant to                  securities Pursuant to
  Section 12(b) of the Exchange           Section 12(g) of the Exchange
  Act and is effective pursuant           Act and is effective pursuant
  to General Instruction A.(c),           to General Instruction A.(d),
  please check the following              please check the following
  box. / /                                box. /X/


Securities Act registration statement file number to which this form
relates:   333-38018
        --------------
        (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                Name of each exchange on which
         to be so registered                each class is to be registered
         -------------------                ------------------------------

         None.

Securities to be registered pursuant to Section 12(g) of the Act:

         Common stock, $1.00 par value.
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         This registration statement contains a total of 3 pages. Certain exhibits are incorporated in this registration statement by reference to the Registrant's Registration Statement on Form SB-2, as amended (Registration No. 333-38018).


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         The Registrant incorporates by reference herein the description of the Registrant's Common Stock, $1.00 par value per share, appearing under the caption, "Description of Our Capital Stock," as contained in the Registrant's Registration Statement on Form SB-2 (Registration No. 333-38018), as amended. The Company's charter, as amended and restated, and bylaws are filed as Exhibits
3.1 and 3.2, respectively, to the aforesaid Registration Statement.

ITEM 2.  EXHIBITS

         The following exhibits are filed as part of the registration statement.

         2(a)     Registrant's charter, as amended and restated.(1)

         2(b)     Registrant's bylaws.(2)



-----------------
     (1) Incorporated herein by reference to Exhibit 3.1 of the Registrant's Registration Statement on Form SB-2, as amended (Registration No. 333-38018).

     (2) Incorporated herein by reference to Exhibit 3.2 of the Registrant's Registration Statement on Form SB-2, as amended (Registration No. 333-38018).


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      PINNACLE FINANCIAL PARTNERS, INC.


Dated:  August 3, 2000                By: /s/ M. Terry Turner
                                          -------------------------------------
                                          M. Terry Turner
                                          President and Chief Executive Officer







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